UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2004

SPORT CHALET, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-20736 (Commission File Number)	95-4390071 (I.R.S. Employer Identification No.)
One Sport Chalet Drive La Cañada, California (Address of principal executive offices)	91011 (Zip Code)

(818) 949-5300
(Registrant's telephone number, including area code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
	(a)	Financial Statements of Business Acquired.
None.
	(b)	Pro Forma Financial Information.
None.
	(c)	Exhibits.
	99.1	Press release dated May 25, 2004: "Sport Chalet Reports Fourth Quarter, Year End Results and Continued Expansion."

Item 12.  Results of Operations and Financial Condition.

On May 25, 2004, the registrant issued a press release regarding its financial results for the fourth quarter and year ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filling under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 25, 2004	SPORT CHALET, INC.
By: /s/ Howard Kaminsky Howard Kaminsky Executive Vice President-Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 25, 2004: "Sport Chalet Reports Fourth Quarter, Year End Results and Continued Expansion".